UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2019

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 7.01. Regulation FD Disclosure

On October 15, 2019, United States Steel Corporation (the “Corporation”) issued a press release announcing its intention to offer, subject to market and other conditions, $300,000,000 aggregate principal amount of senior convertible notes due 2026 (the “notes”). The Corporation also intends to grant the initial purchasers of the notes a 30-day option to purchase up to an additional $50,000,000 principal amount of notes. The notes will only be offered and sold to persons reasonably excepted to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is furnished as Exhibit 99.1.

In connection with the launch of the notes offering, the Corporation disclosed certain information to prospective investors in a preliminary offering memorandum. The preliminary offering memorandum included information that supplements or updates certain prior disclosures of the Corporation. Pursuant to Regulation FD, the Corporation is furnishing herewith such information, in the general form presented in the preliminary offering memorandum, as Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibits 99.1 and 99.2 are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description

99.1	Press Release
99.2	Excerpts from preliminary offering memorandum
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:	/s/ Kimberly D. Fast
Name: Kimberly D. Fast
Title: Acting Controller

Dated: October 15, 2019